EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Aspeon, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10QSB for the three months ended September 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       October 25, 2005

By /s/ David J Cutler
   ----------------------
David J Cutler
Chief Executive Officer
Chief Financial Officer